[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[313,425,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB3

                                  [SURF LOGO]

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    U.S. BANK
                                     TRUSTEE

                               NOVEMBER [16], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------


                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS

                                (deal
                                as a
                                whole)
                                Percent
                      Wtd Avg      of                     Wtd     Wtd    Wtd                   %      %             %
FICO  FICO            Current   Current  Wtd Avg          Avg     Avg    Avg                 Owner  Full   % Ltd  Stated  % Int
Low   High    LTV     Balance   Balance   GWAC    % MI   FICO     DTI    LTV   % SFD  % PUD   Occ    Doc    Doc    Doc     Only
----  ----  -------  ---------  -------  -------  -----  ------  -----  -----  -----  -----  -----  -----  -----  ------  -----
500    524  > 65%
525    549  > 65%
550    574  > 65%
575    599  > 70%
600    624  > 70%    202723.32   1.81    6.26125  0      621.1   40.15  77.63  67.01  15.47  100    55.8   5.82   38.37   43.23
625    649  > 70%    199855.74   12.70   6.78279  0      636.42  41.19  78.8   74.29  11.76  92.95  26.88  1.94   69.44   38.59
650    674  > 80%    198566.94   8.39    7.17126  99.5   666.65  39.05  91.41  63.5   18.37  77.9   36.89  4.31   57.32   20.49
675    699  > 80%    212113.39   11.45   7.03238  100    686.71  41     91.6   69.64  17.02  80.65  33.08  4.47   61.74   38.13
700    724  > 80%    202412.02   6.93    6.95665  99.08  712.03  41.34  92.35  65.33  9.18   82.09  36.33  0      57.87   27.75
725    749  > 85%    204271.95   4.54    6.8001   99.22  736.59  41.31  93.34  61.18  21.75  86.63  36.27  3.36   51.97   25.11
750    774  > 85%    217692.79   2.69    6.87808  100    761.18  41.35  92.73  77.39  14.94  86.2   35.62  1.4    57.37   37.51
775    799  > 85%    197450.69   1.34    6.95053  100    787.68  38.83  91.24  64.63  10.04  53.24  55.57  0      41.65   30.8
800    max  > 85%    149844.75   0.09    7.61965  100    802.9   36.75  100    100    0      100    0      0      100     0

                                Percent
                      Wtd Avg     of                      Wtd     Wtd    Wtd                   %      %             %
LTV   LTV             Current   Current  Wtd Avg          Avg     Avg    Avg                 Owner  Full   % Ltd  Stated  % Int
Low   High    DTI     Balance   Balance   GWAC    % MI   FICO     DTI    LTV   % SFD  % PUD   Occ    Doc    Doc    Doc     Only
----  ----  -------  ---------  -------  -------  -----  ------  -----  -----  -----  -----  -----  -----  -----  ------  -----
60%    64%  > 49.9%
65%    69%  > 49.9%  205662.78   0.32    6.40572  0      671.57  51.24  67.76  36.41  34.93  69.73  18.28  0      81.72   0
70%    74%  > 49.9%  250498.42   0.23    6.37101  0      642.77  50.79  74.68  100    0      100    100    0      0       68.8
75%    79%  > 49.9%  264327.99   0.49    6.51774  0      643.24  52.17  78.6   68.22  14.79  83.01  62.02  0      37.98   0
80%    84%  > 49.9%  206216.73   2.10    6.54874  1.85   682.33  52.37  80.02  62.36  19.38  100    62.8   3.05   34.15   28.62
85%    89%  > 49.9%  197264.92   0.18    6.81011  100    682.5   55.57  85.66  100    0      73.69  11.95  0      88.05   0
90%    94%  > 49.9%  251938.3    1.17    7.11815  100    705.41  52.76  90.54  68.73  0      70.33  31.69  0      68.31   19.81
95%    99%  > 49.9%  164598      0.51    6.74231  100    705.91  53.01  95.72  86.12  6.52   71.58  78.36  0      21.64   21.64
100%   max  > 49.9%

                                Percent
                      Wtd Avg     of                      Wtd     Wtd    Wtd                   %     %              %
DTI   DTI             Current   Current  Wtd Avg          Avg     Avg    Avg                 Owner  Full   % Ltd  Stated  % Int
Low   High    FICO    Balance   Balance   GWAC    % MI   FICO     DTI    LTV   % SFD  % PUD   Occ    Doc    Doc    Doc     Only
----  ----  -------  ---------  -------  -------  -----  ------  -----  -----  -----  -----  -----  -----  -----  ------  -----
20%    24%  < 525
25%    29%  < 550
30%    34%  < 575
35%    39%  < 600
40%    44%  < 625    195356.52   0.90    6.4861   0      621.33  42.36  70.78  87.85  5.39   100    29.4   0      70.6    36.12
45%    49%  < 650    237554.61   5.35    6.6634   0      634     47.88  75.05  80.91  12.21  92.95  25.7   3.54   70.76   38.83
50%    54%  < 675    184192.69   1.99    6.74071  16.01  645.61  51.88  79.56  62.31  23.04  86.26  70.94  0      29.06   21.26
55%    max  < 700    216139.94   0.27    6.43654  50.44  662.68  56.49  82.52  100    0      100    25.55  24.01  50.44   10.92

LIMITED AND STATED DOC

                    Percent
           Wtd Avg    of                    Wtd     Wtd    Wtd                  %      %            %
FICO FICO  Current  Current Wtd Avg         Avg     Avg    Avg                Owner  Full  % Ltd  Stated  % Int
Low  High  Balance  Balance   GWAC  % MI   FICO     DTI    LTV   % SFD  % PUD  Occ   Doc    Doc    Doc     Only  % CA   % NY   % FL
---  ----  -------  ------- ------  ----   ----     ---    ---   -----  ----- -----  ----  -----  ------   ----  ----   ----   ----
500  524
525  549
550  574
575  599
600  624  223550.32  1.59   6.61367 0      621.94  39.65  72.85  85.94  9.31  100    0     9.18   90.82   28.59  36.94  0      6.59
625  649  222252.37  10.43  6.82456 0      636.23  41.94  76.1   75.29  11.02 91.03  0     3.4    96.6    36.73  36.91  7.76   5.69
650  674  214039.58  14.53  6.97969 35.6   663.91  40.24  81.46  68.29  14.66 84.88  0     3.74   96.26   32.88  30.53  5.16   8.42
675  699  208334.38  15.88  6.89766 47.77  686.94  40.59  83.71  67.91  15.01 87.32  0     4.94   95.06   39.49  22     6.15   4.47
700  724  198010.15  9.41   6.93674 41.96  711.95  41.54  83.61  67.33  13.35 84.87  0     0      100     39.41  18.98  8.91   5.99
725  749  213967.45  6.80   6.66104 44.92  735.29  41.49  84.49  59.32  20.6  92.97  0     3.28   96.72   35.58  22.55  3.8    3.66
750  774  232372.49  3.37   6.76711 49.89  760.56  40.55  84.17  64.22  19.23 91.95  0     1.11   98.89   43.01  19.66  14.31  1.14
775  799  186237.3   0.92   7.18439 60.71  786.31  38.81  85.97  44.29  23.56 61.19  0     0      100     21.23  0      12.53  0
800  max  225550.23  0.49   6.66455 18.98  805.85  42.36  70.9   74.92  0     63.42  0     25.08  74.92   50.16  25.08  0      25.08

IO LOANS

                    Percent
           Wtd Avg    of                   Wtd    Wtd    Wtd                   %      %            %
FICO FICO  Current  Current Wtd Avg        Avg    Avg    Avg                 Owner  Full  % Ltd  Stated  % Int
Low  High  Balance  Balance   GWAC  % MI  FICO    DTI    LTV   % SFD  % PUD   Occ    Doc   Doc    Doc     Only  % CA   % NY   % FL
---  ----  -------  ------- ------- ----  ----    ---    ---   -----  -----  -----  ----  -----  ------   ----  ----   ----   ----
500   524
525   549
550   574
575   599
600   624 226955.62  1.12   6.27267 0     621.39 40.45  74.28  51.9   26.15  100    59.51  0      40.49   100    29.39  9.62   4.35
625   649 287339.38  5.05   6.72914 0     634.33 42.54  78.5   81.78  13.3   97.92  24.24  2.14   73.63   100    53.13  5.66   0
650   674 245202.93  7.72   6.71875 22.29 662.54 41.56  80.38  72.97  14.84  93.69  34.32  0.89   61.01   100    37.22  2.93   10.62
675   699 265665.58  10.41  6.57071 41.95 686.9  41.21  83.25  67.03  19.28  93.31  34.09  6.03   54.19   100    39.15  3.31   5.17
700   724 239617.49  5.47   6.77981 33.99 712.25 42.11  82.65  63.3   21.56  91.74  25.17  0      67.77   100    29.21  1.93   9.19
725   749 233796.82  4.11   6.39157 31.44 736    39.47  83.48  61.59  21.27  94.32  34.89  0      58.83   100    37.15  0      2.75
750   774 281099.53  2.52   6.77535 42.62 761.79 41.05  85.62  62.83  27.94  93.54  37     0      57.63   100    29.38  6.72   2.55
775   799 244561.92  0.75   6.29377 54.7  790.26 38.13  85.47  72.74  10.7   92.13  69.22  0      25.87   100    26.91  0      0
800   max 343966.67  0.32   6.59455 0     803.93 41.24  80     38.38  23.25  38.38  23.25  38.38  38.38   100    38.38  0      38.38